UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 7, 2013

ATWOOD OCEANICS, INC.

(Exact name of registrant as specified in its charter)

Texas	1-13167	74-1611874
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15835 Park Ten Place Drive Houston, Texas	77084
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 749-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective March 7, 2013, the board of directors of Atwood Oceanics, Inc. (the “Company”) approved and adopted an amendment and restatement of the by-laws of the Company, which amended the existing by-laws of the Company to provide that the number of directors of the Company may not be more than nine nor less than six, and that such provision may not be amended without shareholder approval.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1	By-Laws of Atwood Oceanics, Inc., effective March 7, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATWOOD OCEANICS, INC.

By:	/s/ Mark L. Mey

Mark L. Mey
Senior Vice President

Date: March 7, 2013

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